UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 1, 2005

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

1800 Green Hills Road Scotts Valley, CA	95066
(Address of principal executive offices)	(Zip Code)

(831) 430-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Upon the initiation of Michael Silton, Chief Executive Officer of Rainmaker Systems, Inc. (the “Company”), on July 1, 2005, Mr. Silton and the Company agreed to modify Mr. Silton’s employment agreement dated January 1, 2001, as amended on February 25, 2005, to provide that his Base Salary and Target Annual Bonus Amount (each as defined in the employment agreement) will be decreased by 20% for the time period from July 1, 2005 until December 31, 2005. After such period, Mr. Silton’s Base Salary and Target Annual Bonus Amount will be returned to their prior levels.

2

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

July 6, 2005	/s/ Steve Valenzuela
Date	(Signature)
	By:	Steve Valenzuela
	Title:	Chief Financial Officer

3